UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 19, 2011

EVERCORE PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32975	20-4748747
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

55 East 52nd Street

New York, New York 10055

(Address of principal executive offices)

(212) 857-3100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 19, 2011, Evercore Partners Inc. (“Evercore”) completed its previously announced acquisition of all of the outstanding partnership interests of The Lexicon Partnership LLP, a U.K. incorporated limited liability partnership (“Lexicon”), in accordance with the definitive sale and purchase agreement entered into on June 7, 2011, for consideration consisting of cash and stock (the “Acquisition”). In the aggregate, the sellers will receive approximately £46.1 million in cash and 1,911,360 shares of Evercore’s Class A common stock, par value $0.01 per share (“Class A Shares”). Of the total consideration, approximately £31.6 million in cash was paid and 27,867 Class A Shares were issued to the sellers at closing, and approximately £5.6 million in cash will be paid to the sellers on December 31, 2011.

Payment of the remaining approximately £8.9 million in cash and 1,883,493 Class A Shares will be deferred and will vest in installments over a four-year period beginning on June 30, 2012. Accordingly, these amounts will be expensed over the vesting period. This deferred consideration, whether in the form of Class A Shares or cash, upon vesting, will be delivered to the sellers on the earlier of (i) the first anniversary of the relevant vesting date and (ii) the date of the first secondary offering by Evercore following the relevant vesting date. Vesting of the Class A Shares and cash consideration will accelerate in certain circumstances, including, but not limited to, a seller’s termination without cause, a qualifying retirement or upon a change of control.

In addition, Evercore funded the repayment of £5.0 million of outstanding Lexicon capital notes at closing.

A copy of the sale and purchase agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The foregoing description of the sale and purchase agreement does not purport to be complete and is qualified in its entirety by reference thereto.

Item 5.02	Departure of Certain Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Amended and Restated Evercore LLP Partnership Deed (as described below), Andrew Sibbald, who was the Senior Partner of Lexicon, became the CEO of Evercore Partners International LLP (“Evercore LLP”), and Bernard Taylor became Evercore LLP’s Chairman.

Item 7.01	Regulation FD Disclosure.

On August 19, 2011, Evercore issued a press release announcing that it completed its previously announced acquisition of all of the outstanding partnership interests of Lexicon. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 incorporated herein in this item of Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

In connection with the closing of the Acquisition, the members of Lexicon became individual members of Evercore LLP, and the Limited Liability Partnership Deed of Evercore LLP was amended and restated at such time (the “Amended and Restated Evercore LLP Partnership Deed”). Evercore’s European Advisory business will operate through Evercore LLP.

A copy of the Amended and Restated Evercore LLP Partnership Deed is filed as Exhibit 10. 1 hereto and is incorporated herein by reference. The foregoing description of Amended and Restated Evercore LLP Partnership Deed does not purport to be complete and is qualified in its entirety by reference thereto.

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect our current views with respect to, among other things, our operations and financial performance. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. All statements other than statements of historical fact included in this Report are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, and may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include, but are not limited to, those described under “Risk Factors” discussed in our Annual Report on Form 10-K for the year ended December 31, 2010 and subsequent Quarterly Reports on Form 10-Q. The anticipated impact of the Lexicon transaction on our earnings from the acquisition is dependent upon Lexicon achieving certain projected levels of growth. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this discussion. In addition, new risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The financial statements required by this item are not being filed herewith. To the extent such information is required by this item, they will be filed with the Securities and Exchange Commission (the “SEC”) by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by this item is not being filed herewith. To the extent such information is required by this item, it will be filed with the SEC by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

Exhibit 2.1	Deed, dated as of June 7, 2011, by and between Evercore Partners Inc. and the Sellers named therein, regarding the sale and purchase of The Lexicon Partnership LLP (incorporated by reference to Exhibit 2.1 to Evercore Partners Inc.’s Current Report filed on Form 8-K filed on June 9, 2011)

Exhibit 10.1	Amended and Restated Limited Liability Partnership Deed In Relation to Evercore Partners International LLP, dated August 19, 2011

Exhibit 99.1	Press Release, dated August 19, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EVERCORE PARTNERS INC.

By:	/s/ ADAM B. FRANKEL
Name:	Adam B. Frankel
Title:	General Counsel

Dated: August 24, 2011

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

Exhibit 2.1	Deed, dated as of June 7, 2011, by and between Evercore Partners Inc. and the Sellers named therein, regarding the sale and purchase of The Lexicon Partnership LLP (incorporated by reference to Exhibit 2.1 to Evercore Partners Inc.’s Current Report filed on Form 8-K filed on June 9, 2011)

Exhibit 10.1	Amended and Restated Limited Liability Partnership Deed In Relation to Evercore Partners International LLP, dated August 19, 2011

Exhibit 99.1	Press Release, dated August 19, 2011

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